SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 14, 2006



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 14, 2006, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2005. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.


99.1 Press Release dated February 14, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 14, 2006


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                       Press Release dated February 14, 2006.

Exhibit 99.1


CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

            PAR TECHNOLOGY CORPORATION REPORTS RECORD FOURTH QUARTER
                              AND YEAR END RESULTS

                -QUARTERLY REVENUES GROW to RECORD $53.5 MILLION

       -DILUTED FOURTH QUARTER EPS of $0.22 vs. $0.13; AN INCREASE OF 69%
                -2005 RECORD REVENUES GROW 18% to $205.6 MILLION
                     -DILUTED EPS INCREASES 56% FOR THE YEAR
      --------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY- February 14, 2006) PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the hospitality industry, and provider of Government I/T solutions and services, today reported financial results for the fourth quarter and year ended
December 31, 2005.

For the fourth quarter ended December 31, 2005, PAR Technology Corporation reported net revenues of $53.5 million compared to $51.4 million in the fourth quarter 2004, an increase of 4%. Net income rose 74% to $3.2 million versus the $1.9 million earned in the fourth quarter one year ago. The Company reported diluted net income per share of $0.22 for this past quarter, compared to the $0.13 reported for the same period a year earlier, growing 69%.

For the year ended December 31, 2005, PAR Technology Corporation reported net revenues of $205.6 million, an 18% increase from the $174.9 million reported one year ago. The Company also reported net income of $9.4 million in 2005 versus $5.6 million last year, an increase of 67%. Diluted net income per share in 2005 was reported at $0.64, an increase of 56% compared to diluted net income per share of $0.41 reported for the year 2004.

"We are very pleased by our fourth quarter and full-year results in 2005, which include record revenues for the fourth quarter and the entire year. Our continued success is attributed to significant customer retention, contract and margin expansions and core growth across all business lines," commented John W. Sammon, Chairman and CEO. "Our hospitality technology business continued its positive momentum for the fourth quarter and the year, posting revenue and earnings growth and adding new accounts like Papa Murphy's Pizza chain and the Sanibel Harbour Resort.

"The quarter's results were driven by the continued healthy performance across all segments of the hospitality technology market and by the improved margins we have been realizing due to the increase in software revenues. We closed on our acquisition of PixelPoint Technologies this past October and strongly feel this is a natural progression for our business as we now can market specific software products to the table service restaurant segment of hospitality. Internationally, we will continue to facilitate our customer's new store growth, specifically in the Asia/Pacific region. The international segment experienced strong growth both for the quarter and the year."

Sammon continued "Our government I/T services business also had strong results in 2005. During the quarter we signed agreements to operate a Navy communication facility in Lago Patria, Italy, which marked an expansion of our current relationship in the European theatre. In 2005 we also extended our existing program outside the military specifically with contract awards from the General Services Administration and the International Broadcasting Bureau."

"As PAR Technology enters its next phase of growth and business opportunities, it is extremely gratifying to look back on what our employees have achieved during the past two years," said Sammon in closing. "Our team has created a leading competitive position in hospitality technology that combines our superior design and customer service skills, including our intimate knowledge of hospitality markets with an intense focus on meeting our customers' needs. As a result, we are now in a position to grow our leadership position in the various hospitality markets we have identified."

This release contains forward-looking statements concerning the Company's strategic plans, market opportunities, cash flows, liquidity, and future growth. These forward looking statements are neither promises nor guarantees but are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in the forward looking statements, including without limitation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market and the hospitality technology marketplace specifically, risks of intellectual property rights and litigation, risks associated with foreign sales and high customer concentration and other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these statements, which are current only as of the date of this release. The Company disclaims any obligation to update or supplement these statements as a result of changing circumstances or otherwise.

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 40,000 installations worldwide in 100 countries. PAR is a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)


                                                               December 31,
                                                        ------------------------
                                                           2005           2004
Assets                                                  ---------     ----------
Current assets:
     Cash and cash equivalents .....................    $   4,982     $   8,696
     Accounts receivable-net .......................       40,781        32,702
     Inventories-net ...............................       29,562        27,047
     Income tax refunds ............................          879          --
     Deferred income taxes .........................        5,690         6,634
     Other current assets ..........................        2,598         2,617
                                                        ---------     ---------
         Total current assets ......................       84,492        77,696
Property, plant and equipment - net ................        8,044         8,123
Goodwill ...........................................       20,622        15,379
Intangible assets - net ............................        9,904         9,235
Other assets .......................................        2,087         1,319
                                                        ---------     ---------
                                                        $ 125,149     $ 111,752
                                                        =========     =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .............    $      76     $      90
     Borrowings under lines of credit ..............        3,500        10,246
     Accounts payable ..............................       12,703         9,486
     Accrued salaries and benefits .................        9,725         8,072
     Accrued expenses ..............................        2,203         2,998
     Customer deposits .............................        3,973         4,861
     Deferred service revenue ......................       11,332         9,083
     Net liabilities of discontinued operation .....          149           323
                                                        ---------     ---------
         Total current liabilities .................       43,661        45,159
                                                        ---------     ---------
Long-term debt .....................................        1,948         2,005
                                                        ---------     ---------
Deferred income taxes ..............................          201           194
                                                        ---------     ---------
Other long-term liabilities ........................          847           820
                                                        ---------     ---------
Commitments and contingent liabilities
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .................         --            --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       15,914,958 and 15,208,698 shares issued;
       14,136,654 and 13,403,184 outstanding .......          318           304
     Capital in excess of par value ................       37,271        31,459
     Retained earnings .............................       47,442        38,010
     Accumulated other comprehensive loss ..........         (611)         (181)
     Treasury stock, at cost,
       1,778,304 and 1,805,514 shares ..............       (5,928)       (6,018)
                                                        ---------     ---------
         Total shareholders' equity ................       78,492        63,574
                                                        ---------     ---------
                                                        $ 125,149     $ 111,752
                                                        =========     =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)



                                             For the three months      For the year ended
                                              ended December 31,           December 31,
                                           ----------------------    ----------------------
                                              2005         2004         2005        2004
                                           ---------    ---------    ---------    ---------
Net revenues:
     Product ...........................   $  24,344    $  23,291    $  91,130    $  77,503
     Service ...........................      15,444       14,976       58,327       47,466
     Contract ..........................      13,677       13,159       56,182       49,915
                                           ---------    ---------    ---------    ---------
                                              53,465       51,426      205,639      174,884
                                           ---------    ---------    ---------    ---------
Costs of sales:
     Product ...........................      13,435       14,874       53,443       51,287
     Service ...........................      11,318       11,690       44,205       39,769
     Contract ..........................      12,612       12,437       52,405       46,682
                                           ---------    ---------    ---------    ---------
                                              37,365       39,001      150,053      137,738
                                           ---------    ---------    ---------    ---------
           Gross margin ................      16,100       12,425       55,586       37,146
                                           ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative       8,694        6,963       30,867       22,106
     Research and development ..........       2,487        2,356        9,355        6,270
     Amortization of identifiable
       intangible assets ...............         294          245        1,030          245
                                           ---------    ---------    ---------    ---------
                                              11,475        9,564       41,252       28,621
                                           ---------    ---------    ---------    ---------
Operating income .......................       4,625        2,861       14,334        8,525
Other income, net ......................         248          547          743        1,134
Interest expense .......................        (103)        (149)        (287)        (295)
                                           ---------    ---------    ---------    ---------
Income before provision for income taxes       4,770        3,259       14,790        9,364
Provision for income taxes .............      (1,538)      (1,405)      (5,358)      (3,729)
                                           ---------    ---------    ---------    ---------
Net income .............................   $   3,232    $   1,854    $   9,432    $   5,635
                                           =========    =========    =========    =========

Earnings per share:
     Basic .............................   $     .23    $     .14    $     .68    $     .43
     Diluted ...........................   $     .22    $     .13    $     .64    $     .41

Weighted average shares outstanding
     Basic .............................      14,075       13,363       13,792       13,044
                                           =========    =========    =========    =========
     Diluted ...........................      14,775       14,180       14,648       13,845
                                           =========    =========    =========    =========